UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-12

SciClone Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
_________________

Date	Wednesday, May 26, 2004

Time	10:00 a.m., Pacific Daylight Time

Place	Crowne Plaza Hotel 1221 Chess Drive Foster City, California, 94404

Items of Business	1. Election of seven (7) directors;
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal 2004;
3. Approval of the adoption of the Company’s 2004 Stock Option Plan.
4. Approval of the adoption of the Company’s 2004 Outside Directors Stock Option Plan.
5. Any other matters that properly come before the Annual Meeting and any adjournment or postponement thereof.

Record Date
Stockholders of record at the close of business on March 31, 2004 will be entitled to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 901 Mariner’s Island Boulevard, Suite 205, San Mateo, California 94404.

Admission
Please note that space limitations may make it necessary to limit attendance only to stockholders. Registration will begin at 9:30 a.m. and seating will be available at approximately 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (street name holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors

RICHARD A. WALDRON
Chief Financial Officer and Secretary

San Mateo, California
April 16, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES BY PHONE, VIA THE INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. PLEASE SEE YOUR PROXY CARD FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

To help us conserve resources, we encourage you to sign up for electronic delivery of SciClone stockholder communications. With electronic delivery, you will receive via e-mail documents such as the annual report, 10-K, and the proxy statement, and you can vote your shares online. To sign up for the electronic delivery:

1.	If you are a registered holder (you hold your SciClone shares in your own name through SciClone’s transfer agent, Mellon Investor Services, LLC, or you have stock certificates), visit www.eproxy.com/scln to enroll and vote your shares.

2.	If you are a beneficial holder (your shares are held by a brokerage firm, a bank or a trustee), visit www.proxyvote.com to enroll and vote your shares.

Your electronic delivery enrollment will be effective until canceled.

TABLE OF CONTENTS

SOLICITATION AND VOTING OF PROXIES	1
General	1
Voting Securities	1
Broker Non-Votes	1
Solicitation of Proxies	1
Voting of Proxies	1

PROPOSAL NO. 1 ELECTION OF DIRECTORS	2
Nominees	2
Board Meetings and Committees	4
Audit Committee	4
Compensation Committee	4
Nominating and Corporate Governance Committee	4
Committee Charters and Other Corporate Governance Materials	4
Director Nominations	4
Director Qualifications	5
Identifying and Evaluating Candidates for Nomination as Director	5
Communications By Stockholders With Directors	6
Compensation of Directors	6

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	8
Principal Accountant Fees	8
Required Vote	8

PROPOSAL NO. 3 APPROVAL OF 2004 STOCK OPTION PLAN	9
Summary of the Plan	9
General	9
Authorized Shares	9
Administration	9
Eligibility	10
Stock Options	10
Grant Limit	10
Change in Control	11
Termination or Amendment	11
Summary of U.S. Federal Income Tax Consequences	11
Incentive Stock Options	11
Nonstatutory Stock Options	12
New Plan Benefits	12
Required Vote	12

PROPOSAL NO. 4 APPROVAL OF 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN	13
Summary of the Directors Plan	13
General	13
Authorized Shares	13
Administration	13
Eligibility	13
Automatic Grant of Options	13
Terms and Conditions of Options	14
Change in Control	14
Termination or Amendment	14
Summary of U.S. Federal Income Tax Consequences	14
Required Vote	15

i

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

EXECUTIVE COMPENSATION AND OTHER MATTERS	18
Summary Compensation Table	18
Option Grants In Fiscal 2003	19
Aggregated Option Exercises And Fiscal Year-End Option Values	20
Employment Contracts and Termination of Employment and Change-in-Control Arrangements	20
Compensation Committee Interlocks and Insider Participation	21
Certain Relationships and Related Transactions	21
Section 16(a) Beneficial Ownership Reporting Compliance	22

EQUITY COMPENSATION PLAN INFORMATION	22

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	23
Compensation Policy	23
Base Salary	23
Annual Cash Incentives	24
Long-Term Equity Incentives	24
CEO Compensation	24
Special Deduction Limit	25

REPORT OF THE AUDIT COMMITTEE	25

STOCK PERFORMANCE GRAPH	26

YEAR 2005 STOCKHOLDER PROPOSALS	27

OTHER MATTERS	27

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

APPENDIX D	D-1

ii

PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the Board) of SciClone Pharmaceuticals, Inc., a Delaware corporation (the Company), of proxies in the enclosed form for use in voting at the Company’s 2004 Annual Meeting of Stockholders (the Annual Meeting) to be held at the Crowne Plaza Hotel, at 1221 Chess Drive, Foster City, California, 94404 on Wednesday, May 26, 2004, at 10:00 a.m., local time, and any adjournment or postponement thereof.

Definitive copies of this Proxy Statement, the enclosed proxy card and the Company’s 2003 Annual Report to Stockholders are expected to first be sent or given to stockholders on or about April 16, 2004.

Voting Securities

Only stockholders of record as of the close of business on March 31, 2004 will be entitled to vote at the Annual Meeting and any adjournment thereof. As of that time, we had 44,583,412 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include approval of and amendments to stock plans.

Solicitation of Proxies

We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

The shares represented by the proxies received, properly voted by phone, via the Internet or properly marked, signed, dated and not revoked will be exercised at the Annual Meeting. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal, and as the proxy holders deem advisable on other matters that may come before the meeting. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Company (Attention: Richard A. Waldron) a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, the stockholders will elect seven (7) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The Nominating and Corporate Governance Committee’s nominees for election by the stockholders to those seven (7) positions are the current members of the Board of Directors, Jere E. Goyan, Donald R. Sellers, John D. Baxter, Edwin C. Cadman, Rolf H. Henel, Jon S. Saxe and Dean S. Woodman. If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2005 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

Assuming a quorum is present, the seven (7) nominees receiving the highest number of affirmative votes will be elected as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the vote.

Recommendation of the Board of Directors:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.

The names of the nominees, their ages as of March 16, 2004, and certain other information about them are set forth below:

NAME OF NOMINEE	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE
Jere E. Goyan, Ph.D	73	Chairman, SciClone Pharmaceuticals, Inc.; President Goyan & Hart Associates;	1992
Donald R. Sellers	59	President and Chief Executive Officer, SciClone Pharmaceuticals, Inc.; Managing Director, SciClone Pharmaceuticals International Ltd.	1996
John D. Baxter, M.D	63	Professor of Medicine, the University of California, San Francisco	1991
Edwin C. Cadman, M.D	58	Dean, J.A. Burns School of Medicine, University of Hawaii	1991
Rolf H. Henel	66	Partner, Naimark & Associates, Inc.	1997
Jon S. Saxe	67	Former President, Protein Design Labs, Inc.; Former Vice President, Hoffmann-LaRoche, Inc.	2000
Dean S. Woodman	75	Founder, Robertson Stephens; Former Managing Director, ING Barings	2000

Jere E. Goyan, Ph.D. has been Chairman of our Board of Directors since July 1997 and one of our directors since January 1992. Currently, Dr. Goyan is President of Goyan & Hart Associates, a private consulting firm. From May 1993 until December 1998, Dr. Goyan was President, Chief Operating Officer, and a director of Alteon, Inc., a biotechnology company. He also served Alteon as Acting Chief Executive Officer from July 1993 until May 1994 and as Senior Vice President for Research and Development from January 1993 to May 1993. Dr. Goyan was the

Commissioner of the United States Food and Drug Administration from October 1979 to January 1981. He was Dean of the School of Pharmacy at the University of California, San Francisco (“UCSF”) and Professor of Pharmacy and Pharmaceutical Chemistry from 1967 through 1992. He joined the faculty of UCSF in 1963 as an associate professor after serving on the faculty of the University of Michigan, College of Pharmacy from 1956 to 1963. Dr. Goyan also currently serves as a director of Penwest Pharmaceuticals Co. and as a consultant to various companies and corporations.

Donald R. Sellers has served as our President and one of our directors since January 1996 and our Chief Executive Officer since March 1996. From 1993 to present, he has also served as Managing Director of SciClone Pharmaceuticals International Ltd. Mr. Sellers has nearly 30 years of experience in the global pharmaceutical industry, working with SciClone, Pfizer, Revlon Healthcare Group and Sterling Drug International. Mr. Sellers spent five years in U.S. Military Intelligence serving with Special Forces and as a Counter-Intelligence Special Agent. He has an A.B. degree from Lafayette College and a Master of International Management degree with honors from the American Graduate School of International Management.

John D. Baxter, M.D., has been one of our directors and the Chairman of our Scientific Advisory Board since June 1991. Dr. Baxter has been associated with the University of California, San Francisco since 1970. He has been Professor of Medicine since 1979, Chief of the Endocrinology Section, Parnassus Campus from 1980 to 1997, and Director of UCSF’s Metabolic Research Unit from 1981 to 1999. Dr. Baxter was the President of The Endocrine Society from June 2002 to June 2003. Dr. Baxter was a founder and served as a director of California Biotechnology, Inc. (now Scios, Inc., a division of Johnson & Johnson) from 1982 until 1992 and was a founder and Director, and currently is an Adjunct Director of Karo Bio A.B., a biotechnology company. Dr. Baxter is also elected to the National Academy of Sciences and the Institute of Medicine of the National Academy of Sciences.

Edwin C. Cadman, M.D., has been one of our directors and a member of our Scientific Advisory Board since November 1991. Since November 1999, Dr. Cadman has been Dean of the John A. Burns School of Medicine at the University of Hawaii. From January 1994 to October 1999, Dr. Cadman was Senior Vice President of Medical Affairs and Chief of Staff at Yale New Haven Hospital, where he was Chief of the Medical Service from 1987 through December 1993. From 1987 to October 1999, Dr. Cadman was Professor of Medicine at Yale University, where he was Chairman of the Department of Medicine from 1987 through December 1993. Prior to these positions, he was Director of the Cancer Research Institute at UCSF.

Rolf H. Henel has been one of our directors since June 1997. Mr. Henel has been a partner of Naimark & Associates, consultants to the health care industry, since 1994. Mr. Henel is a director and Treasurer of Bergen Community Blood Services, past Chairman of its Foundation, and President of the Northern New Jersey Chapter of the American Association of Individual Investors. From 1978 to 1993, Mr. Henel was with American Cyanamid Company, most recently as President of Cyanamid International, Lederle Division. Mr. Henel was a director and Chief Operating Officer of Immunomedics, Inc. from 1996 to 1997. Mr. Henel holds a M.B.A. from New York University and a B.A. from Yale University. Mr. Henel is also a director of Penwest Pharmaceuticals Co., a pharmaceutical company, and Draxis Health Inc., a pharmaceutical company.

Jon S. Saxe has been one of our directors since August 2000. Mr. Saxe was President of Protein Design Labs, Inc. from 1995 to early-1999, and currently serves as a director of the company. From mid-1993 to 1995, Mr. Saxe was President of Saxe Associates, Inc., consultants to venture capital firms and biotechnology, diagnostic, and pharmaceutical companies. He was President and CEO of Synergen, Inc., a biotechnology company, from 1989 to 1993. Mr. Saxe is former Vice President, Licensing and Corporate Development and Head of Patent Law for Hoffmann-LaRoche Inc., where he worked for close to 30 years (1960-1989). Mr. Saxe received his J.D. from George Washington University School of Law and his LL.M. from New York University School of Law. He serves as a director of other public and private companies, including Durect Corporation, ID Biomedical Corporation, First Horizon Pharmaceutical Corporation, Protein Design Labs, Inc., Insite Vision Inc., Incyte Corporation (formerly Incyte Genomics, Inc.), and Questcor Pharmaceuticals, Inc.

Dean S. Woodman has been one of our directors since August 2000. Mr. Woodman, now retired, was an investment banker for over four decades. From July 1989 to June 1999, he was a Managing Director of Furman Selz, an investment banking firm acquired in 1999 by ING Barings L.L.C. Mr. Woodman was a Managing Director in the investment banking group of Hambrecht & Quist (now JPMorgan Chase) from October 1984 to March 1988.

He was a founding partner of Robertson Colman Stephens & Woodman, an investment banking firm, in 1978, and of Woodman Kirkpartrick & Gilbreath, an investment banking firm, in 1982. Mr. Woodman worked in the investment banking division of Merrill Lynch for 23 years where he spent 16 years as director of West Coast corporate finance until 1978. He is currently a director of MarineMax, Inc.

The Board of Directors has determined that, other than Donald R. Sellers, our President and Chief Executive Officer, each of the members of the Board is an independent director for purposes of the NASDAQ rules. There are no family relationships among any of our directors or executive officers.

Board Meetings and Committees

The Board of Directors held nine meetings during the fiscal year ended December 31, 2003. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

Audit Committee. The members of the Audit Committee during fiscal 2003 were Dean S. Woodman (chairman), Rolf H. Henel and Jon S. Saxe. Each of the members of the Audit Committee is independent for purposes of the NASDAQ rules as they apply to audit committee members. The Board of Directors has determined that Mr. Woodman is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission. The functions of the Audit Committee include retaining our independent auditors, reviewing their independence and overseeing their audit work, reviewing and pre-approving the planned scope of our annual audit and the terms of engagement for audit and non-audit services, reviewing the financial reports and other financial information provided to the public, reviewing the adequacy of disclosure controls and internal controls and procedures for financial reporting, reviewing our critical accounting policies, reviewing significant judgments made in the preparation of our financial statements and reviewing and approving any related party transactions. The Audit Committee held five meetings during fiscal 2003.

Compensation Committee. The members of the Compensation Committee during fiscal 2003 were Edwin C. Cadman (chairman) and Jere E. Goyan, and John D. Baxter was appointed by the Board of Directors as an additional member to the Compensation Committee in December 2003. Each of the members of the Compensation Committee is independent for purposes of the NASDAQ rules. The Compensation Committee sets the salary and bonus earned by the Chief Executive Officer, reviews and approves salary and bonus levels for other executive officers, approves stock option grants to executive officers and approves all employment, severance and change-in-control agreements applicable to executive officers. The Compensation Committee held two meetings during fiscal year 2003.

Nominating and Corporate Governance Committee. During fiscal 2003, the Board formed the Nominating and Corporate Governance Committee and appointed Jon S. Saxe (chairman), John D. Baxter and Rolf H. Henel to the committee. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the NASDAQ rules. The Nominating and Corporate Governance Committee considers qualified candidates for nomination for election to the Board of Directors and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to the Board of Directors and oversees the regular evaluation of our directors. The Nominating and Corporate Governance Committee held one meeting during fiscal year 2003.

Committee Charters and Other Corporate Governance Materials

The Board has adopted a charter for each of the committees described above. The Board has also adopted a Corporate Code of Conduct that applies to all of our officers, directors, employees, contract workers and anyone who conducts business with us. In addition, the Board has adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. Links to these materials are available on our website at www.sciclone.com.

Director Nominations

Consistent with its charter, the Nominating and Corporate Governance Committee evaluates and recommends to the Board of Directors director nominees for each election of directors.

Director Qualifications

In fulfilling its responsibilities, the Nominating and Corporate Governance Committee considers the following factors in reviewing possible candidates for nomination as director:

•	the appropriate size of the Company’s Board of Directors and its Committees;

•	the perceived needs of the Board for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as regulatory compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the best interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and Committee responsibilities. Board members are expected to prepare for, attend, and participate in all Board and applicable Committee meetings.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board meet the criteria for an “audit committee financial expert” as defined by SEC rules. Under applicable listing requirements, at least a majority of the members of the Board must meet the definition of “independent director.” The Nominating and Corporate Governance Committee also believes that it is appropriate for one or more key members of the Company’s management to participate as members of the Board.

Identifying and Evaluating Candidates for Nomination as Director

The Nominating and Corporate Governance Committee recently adopted procedures providing for the annual evaluation by the committee of the current members of the Board of Directors whose terms are expiring and who are willing to continue in service, against the criteria set forth above in determining whether to recommend these directors for election. Pursuant to the procedures it adopted, the Nominating and Corporate Governance Committee has initiated the regular assessment of the optimum size of the Board and its committees and the needs of the Board for various skills, background and business experience in determining if the Board requires additional candidates for nomination.

Candidates for nomination as director come to the attention of the Nominating and Corporate Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating and Corporate Governance Committee at any point during the year. Such candidates are evaluated against the criteria set forth above. If the Nominating and Corporate Governance Committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the Nominating and Corporate Governance Committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.

The Nominating and Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a stockholder. In order to be evaluated in connection with the Nominating and Corporate

Governance Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, Suite 205, San Mateo, CA 94404, 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

In addition, pursuant to certain procedures and restrictions contained in the Company’s Bylaws, stockholders are permitted to nominate directors for consideration at an annual meeting.

All directors and director nominees must submit a completed form of the directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will evaluate incumbent directors, as well as candidates for director nominee submitted by directors, management and stockholders consistently using the foregoing criteria and will select the nominees that, in the Committee’s judgment, best suit the needs of the Board at that time.

Communications By Stockholders With Directors

Stockholders may communicate with any and all Company directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board
or Board of Directors
or [individual director]
c/o Corporate Secretary
SciClone Pharmaceuticals, Inc.
901 Mariner’s Island Boulevard
Suite 205
San Mateo, CA 94404
Fax: (650) 358-3469 or Email: rwaldron@sciclone.com

The Corporate Secretary maintains a log of such communications and will transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication as determined by the Corporate Secretary. The Board of Directors or individual directors so addressed will be advised of any communication withheld for safety or security reasons as soon as practicable. The Corporate Secretary will relay all communications to directors absent safety or security issues.

The Company believes that it is desirable that directors attend the Company’s annual meeting of stockholders. The Company recently instituted a policy that it will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. Of the seven directors then in office, three attended the 2003 Annual Meeting of Shareholders.

Compensation of Directors

Directors who are employees of the Company do not receive any compensation for their services as directors. During fiscal 2003, Directors Baxter, Henel, Saxe and Woodman, who are not employees of the Company, received an aggregate of $30,000 for their service on the Company’s Board of Directors, plus payment of out-of-pocket expenses relating to their service as Board members. Directors Goyan and Cadman received an aggregate of $43,000 and $35,000, respectively, for their service on the Company’s Board during fiscal 2003, plus payment of out-of-pocket expenses relating to their service as Board members. In addition, due to additional Board meetings held during fiscal 2003, each non-employee director received in 2004 an additional $7,500 payment for his service on the Board of Directors during fiscal year 2003.

The Company’s Board of Directors recently approved a number of changes in director compensation. For fiscal 2004, each of the Company’s non-employee directors will receive an aggregate fee of $30,000 for his service on the Board of Directors, plus payment of out-of-pocket expenses relating to his service as a Board member, and the chairman of the Board will receive an additional annual payment of $13,000. In addition, directors will receive an annual $7,500 payment for their service on each committee of the Board of Directors, except that the chairman of each committee will receive an annual $10,000 payment for his service as committee chairman.

If Directors Baxter, Cadman, Goyan, Henel, Saxe and Woodman are reelected to the Board at the Annual Meeting and the requisite stockholder vote is obtained in favor of Proposal No. 4, each will automatically receive an option to purchase 30,000 shares of the Company’s Common Stock under the Company’s 2004 Outside Directors Stock Option Plan. Each such option shall have a term of ten years and an exercise price equal to the closing price of the Company’s Common Stock as quoted on the Nasdaq National Market on the grant date of such option. In addition, each such option shall vest and become exercisable at the rate of one-twelfth of the shares subject to the option at the end of each one-month period from the date of grant except that, in the event of a change in control, any unexercisable or unvested portions of outstanding options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the change in control, regardless of whether the option is assumed or substituted for by the acquiror. For additional information concerning the proposed 2004 Outside Directors Stock Option Plan, see Proposal No. 4, “APPROVAL OF 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN.”

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

Ernst & Young LLP has served as the Company’s independent auditors since 1991 and has been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ending December 31, 2004. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of auditors.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and December 31, 2002 by the Company’s principal accounting firm, Ernst & Young LLP:

	2003	2002
Audit Fees (1)	$392,250	$290,651
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$392,250	$290,651

(1)	All of these fees are for the audit of our financial statements for 2003 and 2002, respectively, for quarterly reviews, registration statements, and accounting consultations related to the audited financial statements. The increase in the 2003 audit fees is primarily related to the services provided in connection with our secondary public offering.

The Audit Committee’s policy requires the Audit Committee to approve in advance the engagement of the independent auditor and the fees and other terms of any such engagement for all audit services and non-audit services.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting, as well as the presence of a quorum representing a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the proposal.

Recommendation of the Board of Directors:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS
FOR THE YEAR ENDING DECEMBER 31, 2004.

PROPOSAL NO. 3
APPROVAL OF 2004 STOCK OPTION PLAN

At the Annual Meeting, the stockholders will be asked to approve the SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan (the “Plan”). The Board of Directors adopted the Plan on April 1, 2004, subject to its approval by stockholders.

The Board of Directors believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. The Board expects that the Plan will be an important factor in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

The Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with options granted under the Plan. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation in connection with stock options granted under the Plan to qualify as “performance-based” within the meaning of Section 162(m), the grant of such options must be made by a compensation committee of the Board comprised solely of two or more “outside directors,” as defined by Section 162(m), the compensation an employee could receive in connection with such options must be based solely on an increase in the value of the Common Stock after the date of grant, and the plan must state the maximum number of shares for which such awards may be granted to any employee during a specified period. The compensation related to such stock option awards will qualify as performance-based only if the stockholders approve the class of employees eligible to receive such option awards and the limit on the maximum number of shares for which such option awards may be granted to an employee.

By approving the Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the Plan, limits on the numbers of shares that could be made subject to the grant of options and the other material terms of options described below.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is available to any stockholder upon request.

General. The purpose of the Plan is to advance the interests of the Company by providing an incentive program that will enable us to attract, retain and reward employees, consultants and directors and to motivate such persons to contribute to the growth and profitability of the Company. These incentives are provided through the grant of stock options.

Authorized Shares. A maximum of 2,500,000 of the authorized but unissued or reacquired shares of our Common Stock may be issued under the Plan. If any option expires, lapses or otherwise terminates for any reason without having been exercised, such shares will again become available for issuance under the Plan. However, no more than 2,500,000 shares will be available under the Plan for issuance upon the exercise of incentive stock options, as that term is defined in Section 422 of the Code. Appropriate adjustments will be made to the number of shares reserved under the Plan, the share limits affecting incentive stock options, the Grant Limit (as described below) and the terms of any outstanding options in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

Administration. The Plan will be administered by the Board of Directors or another committee of the Board of Directors appointed to administer the Plan, or, in the absence of such committee, by the Board. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” refers to either such committee or the Board of Directors.) Subject to the provisions of the Plan, the Board will determine in its discretion the persons to whom and the times at which options are granted, the sizes of such grants, and all of their terms and conditions. The Board may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend or cancel any option, waive any restrictions or conditions applicable to an option, and accelerate, extend or defer the vesting of an option. The Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. All options granted under the Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the option, consistent with the requirements of the Plan. The Board will have the authority to interpret the Plan and options granted thereunder, and any such interpretation by the Board will be final and binding on all persons having an interest in the Plan or any option award.

Eligibility. Stock options may be granted to our employees, consultants and directors of any parent or subsidiary of the Company. In addition, options may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such option award may be acquired prior to such person’s commencement of service. Incentive stock options may be granted only to employees. As of March 15, 2004, we had approximately 106 employees (including 4 executive officers), 7 consultants and 6 nonemployee directors who would be eligible to receive stock options under the Plan.

Stock Options. The Board may grant incentive stock options within the meaning of Section 422 of the Code, nonstatutory stock options or any combination thereof. Each option granted under the Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. Stock options must have an exercise price that is not less than the fair market value of a share of our Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. The closing price of our Common Stock as reported on the Nasdaq National Market on March 15, 2004 was $5.78 per share.

The Plan provides that the option exercise price may be paid in cash, by check, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, by tender, to the extent legally permitted, of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, or by such other lawful consideration as may be approved by the Board. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by the Company, through the optionee’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Board. The maximum term of an option granted under the Plan is 10 years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. An option generally will remain exercisable for three months following the optionee’s termination of service, unless such termination results from the optionee’s death or disability, in which case the option generally will remain exercisable for 12 months following termination, provided that in no case may an option be exercised after its expiration date.

Incentive stock options are not transferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Nonstatutory stock options granted under the Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement.

Grant Limit. During any fiscal year, no employee may be granted an option under the Plan to purchase more than 1,250,000 shares of Common Stock (the “Grant Limit”). The Grant Limit is intended to permit compensation received by certain executive officers in connection with certain awards granted under the Plan to qualify as performance-based compensation under section 162(m) of the Code. Performance-based compensation is not counted toward the limit on the amount of executive compensation that public companies are permitted to deduct for federal income tax purposes under Section 162(m) of the Code.

Change in Control. The Plan defines a “Change in Control” of the Company as any of the following events upon which our stockholders immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of our voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of our voting securities, its successor or the corporation to which our assets were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; (iii) the sale, exchange or transfer of all or substantially all of our assets; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding options or substitute new options having an equivalent value. If the outstanding options are not assumed or replaced, the Board, in its sole discretion, can provide for the acceleration of vesting and exercisability of the option. Additionally, the Plan also authrizes the Board, in its discretion and without the consent of any optionee, to cancel each or any outstanding option upon a Change in Control in exchange for a payment to the optionee with respect to each vested share subject to the cancelled option of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share under the option. Any options that are not assumed, replaced or exercised prior to the Change in Control will terminate and cease to be outstanding as of the effective time of the Change in Control.

Termination or Amendment. The Plan will continue in effect until the first to occur of (i) its termination by the Board, (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing options granted under the Plan have lapsed or (iii) the tenth anniversary of the Plan’s effective date. The Board may terminate or amend the Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Plan, change the class of persons eligible to receive incentive stock options or would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding option unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding option without the consent of the optionee unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, the Company will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the “determination date”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the exercise date. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New Plan Benefits

No awards will be granted under the Plan prior to its approval by the stockholders of the Company. Stock options under the Plan will be granted at the discretion of the Board, and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, actual Company performance and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Plan.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors:

THE BOARD BELIEVES THAT THE ADOPTION OF THE PLAN IS IN THE BEST INTERESTS OF
THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE AND
UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PLAN.

PROPOSAL NO. 4
APPROVAL OF 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

At the annual meeting, the stockholders will be asked to approve the SciClone Pharmaceuticals, Inc. 2004 Outside Directors Stock Option Plan (the “Directors Plan”). The Board of Directors adopted the Directors Plan on April 1, 2004, subject to its approval by stockholders. The Directors Plan is intended to replace our 1995 Nonemployee Director Stock Option Plan which currently has 165,000 shares remaining in the share reserve for future grants. If the stockholders approve the Directors Plan, it will become effective on the day of the Annual Meeting, no further options will be granted under the 1995 Nonemployee Director Stock Option Plan and it will be terminated.

The Directors Plan is intended to assist the Company to attract and retain highly qualified individuals to serve as directors of the Company and to provide incentives directed toward increasing the value of the Company for its stockholders. The Board of Directors believes that approval of the Directors Plan is in the best interests of the Company and its stockholders in order to provide a competitive equity incentive program that will enable us to continue to recruit and retain the capable directors who are essential to the long-term success of the Company.

Summary of the Directors Plan

The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

General. The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of the Company or of any subsidiary or parent of the Company (“Outside Directors”). It is intended to qualify as a “formula plan” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

Authorized Shares. A maximum of 465,000 of the authorized but unissued or reacquired shares of our Common Stock may be issued under the Directors Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms applicable to automatic grants of options described below, and to outstanding options. To the extent that any outstanding option under the Directors Plan expires or terminates prior to being exercised in full, the shares of Common Stock for which such option is not exercised will be returned to the plan and again become available for grant.

Administration. The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a committee of the Board. (For the purposes of this discussion, the term “Board” refers to the Board of Directors or such committee.) The Board has no discretion to select the Outside Directors who are granted options under the Directors Plan or to fix the terms of any such options. The Directors Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. The Board is authorized to interpret the Directors Plan and options granted under it, and any such interpretation by the Board will be binding.

Eligibility. Only directors of the Company who are Outside Directors at the time of grant are eligible to participate in the Directors Plan. Currently, we have six (6) Outside Directors.

Automatic Grant of Options. Options will be granted automatically under the Directors Plan. Upon first being elected or appointed as an Outside Director, an individual will be granted an option (an “Initial Option”) for 50,000 shares of our Common Stock on the day of his or her initial election or appointment. On the day of each annual meeting of stockholders, each Outside Director who remains in office immediately following the meeting will be granted an option (an “Annual Option”) for 30,000 shares of Common Stock. Provided, however, that an Outside Director granted an Initial Option within the prior one year period immediately preceding the date of an annual meeting shall be granted an option to purchase that number of shares subject to an Annual Option multiplied by a fraction, the numerator of which is the number of full months which have lapsed since the date of appointment as an Outside Director and the denominator of which is twelve (12).

Terms and Conditions of Options. Each option granted under the Directors Plan will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Directors Plan. The per-share exercise price under each option will be equal to the fair market value of a share of our Common Stock on the date of grant. Generally, the fair market value of the Common Stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The closing price of our Common Stock as reported on the Nasdaq National Market on March 15, 2004 was $5.78 per share. The exercise price may be paid in cash, by check, by surrender of previously acquired shares of Common Stock having a fair market value not less than the exercise price, to the extent legally permitted, or by assignment of the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

Initial Options will become exercisable in three equal annual installments beginning on the first anniversary of the date of grant, and Annual Options will become exercisable in twelve equal monthly installments from the date of grant, subject in each case to the Outside Director’s continuous service on our Board of Directors. Unless earlier terminated under the terms of the Directors Plan or the option agreement, each option will remain exercisable for 10 years after grant. An option may be exercised only by the optionee during his or her lifetime and may not be transferred or assigned, except by will or the laws of descent and distribution.

Change in Control. The Plan defines a “Change in Control” of the Company as any of the following events upon which our stockholders immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of our voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of our voting securities, its successor or the corporation to which our assets were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; (iii) the sale, exchange or transfer of all or substantially all of our assets; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, then all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date ten days prior to the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof may either assume or substitute new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, replaced or exercised prior to the Change in Control, they will terminate.

Termination or Amendment. Unless earlier terminated by the Board, the Directors Plan will terminate when all of the shares available for issuance under the Directors Plan have been issued. The Directors Plan may be terminated or amended by the Board at any time, except that any amendment will be subject to stockholder approval if it would increase the total number of shares of Common Stock reserved for issuance thereunder, would expand the class of persons eligible to receive options or a change in the amount, timing or exercise price formula of automatic grant of options. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee.

Summary of U.S. Federal Income Tax Consequences

All options granted under the Directors Plan will be nonstatutory options, that is, options not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code. For a summary of the United States federal income tax consequences of participation in the Directors Plan, see the discussion of the treatment of nonstatutory stock options under “PROPOSAL NO. 3. APPROVAL OF 2004 STOCK OPTION PLAN—Summary of U.S. Federal Income Tax Consequences.”

The table below sets forth the grants of stock options that will be received under the Directors Plan during the fiscal year ending December 31, 2004 by certain individuals and groups. This table is furnished pursuant to the rules of the Securities and Exchange Commission. Only nonemployee directors are eligible to participate in the Directors Plan.

New Plan Benefits

NAME AND POSITION	Shares
Donald R. Sellers, President and Chief Executive Officer	0
Alfred R. Rudolph, M.D., Chief Operating Officer	0
Richard A. Waldron, Chief Financial Officer	0
Hans P. Schmid, Vice President, Finance, Administration & Business Development—International	0
All Current Executive Officers, as a Group	0
All Current Directors Who Are not Executive Officers, as a Group (the following 6 Persons) • Jere E. Goyan, Ph.D • John D. Baxter, M.D. • Rolf H. Henel • Dean S. Woodman • Edwin C. Cadman, M.D. • Jon S. Saxe	180,000
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	0

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting, as well as the presence of a quorum representing a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the proposal.

Recommendation of the Board of Directors:

THE BOARD BELIEVES THAT THE ADOPTION OF THE DIRECTORS PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE DIRECTORS PLAN.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of shares of the Company’s Common Stock as of March 15, 2004 by:

•	all those known by the Company to be beneficial owners of more than 5% of its Common Stock;

•	the Chief Executive Officer of the Company and the other most highly-compensated executive officers of the Company as of December 31, 2003 whose total salary and bonus for the fiscal year ended December 31, 2003 exceeded $100,000 for services in all capacities to the Company (collectively, the Named Executive Officers);

•	each director of the Company; and

•	all directors and executive officers of the Company as a group.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC and information supplied by Mellon Investor Services LLC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 44,583,412 shares outstanding on March 15, 2004. Unless otherwise indicated below, the address for the persons and entities listed below is the Company’s address at 901 Mariner’s Island Boulevard, San Mateo, California 94404.

	SHARES BENEFICIALLY OWNED (1)
NAME	NUMBER	PERCENT
Sigma-Tau and Affiliates c/o Sigma-Tau Finance S.A. 13, Boulevard du Prince Henri L-1724, Luxembourg	3,703,571	8.3%
Donald R. Sellers (2)	1,484,462	3.2%
Alfred R. Rudolph, M.D. (3)	745,683	1.7%
Richard A. Waldron (4)	284,669	*
Hans P. Schmid (5)	126,620	*
Jere E. Goyan, Ph.D. (6)	109,167	*
John D. Baxter, M.D. (7)	486,159	1.1%
Edwin C. Cadman, M.D. (8)	117,667	*
Rolf H. Henel (9)	121,667	*
Jon S. Saxe (10)	71,667	*
Dean S. Woodman (11)	91,667	*
All directors and executive officers as a group (10 persons) (12)	3,639,428	7.7%

*	Less than 1%.

(1)	Except pursuant to applicable community property laws, the Company believes the persons named in the table have sole voting and investment power with respect to all shares.

(2)	Includes 1,388,891 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(3)	Includes 446,875 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(4)	Includes 266,146 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(5)	Includes 99,375 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(6)	Includes 109,167 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(7)	Includes 369,492 shares held by John D. Baxter and Ethelene D. Baxter as Trustees, FBO The Baxter Family Revocable Trust UDT 11/8/95 and 116,667 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(8)	Includes 116,667 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(9)	Includes 111,667 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(10)	Consists of 71,667 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(11)	Includes 71,667 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

(12)	Includes 2,798,789 shares issuable pursuant to options exercisable within 60 days of March 15, 2004.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table sets forth certain information concerning compensation of the Named Executive Officers for each of the past three fiscal years, where applicable.

	Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)
Donald R. Sellers	2003	432,000	216,000	54,204	(3)	105,000	17,440	(4)
President and Chief Executive	2002	432,000	176,000	54,204	(3)	100,000	9,866	(4)
Officer, SciClone Pharmaceuticals, Inc.;	2001	432,000	144,000	54,204	(3)	100,000	8,406	(4)
Managing Director, SciClone
Pharmaceuticals International Ltd.

Alfred R. Rudolph, M.D.	2003	234,600	93,500	36,000	(5)	75,000	9,183	(6)
Chief Operating Officer	2002	225,600	81,000	36,000	(5)	65,000	8,183	(6)
	2001	216,000	72,000	36,000	(5)	70,000	6,958	(6)

Richard A. Waldron	2003	237,600	110,000	0		75,000	8,380	(7)
Chief Financial Officer	2002	225,600	76,000	0		65,000	6,194	(7)
	2001	170,308	56,000	0		275,000	5,554	(7)

Hans P. Schmid Vice President, Finance, Administration & Business Development, SciClone Pharmaceuticals International Ltd.	2003	207,600	72,666	0		40,000	7,621	(8)

(1)	Includes amounts deferred under the Company’s 401(k) plan.

(2)	Reflects bonuses earned for performance in the year indicated, although bonuses are generally paid in the year following performance.

(3)	Consists of $44,004 in cost-of-living assistance payments and $10,200 in car allowance payments in 2003, 2002, and 2001.

(4)	Consists of matching contributions under the Company’s 401(k) plan ($7,000 in 2003, $6,000 in 2002, and $5,250 in 2001) and life insurance premiums ($10,440 in 2003, $3,866 in 2002, and $3,156 in 2001).

(5)	Consists of cost-of-living assistance payments.

(6)	Consists of matching contributions under the Company’s 401(k) plan ($7,000 in 2003, $6,000 in 2002, and $5,250 in 2001), life insurance premiums ($2,183 in 2003, $2,183 in 2002, and $621 in 2001) and Chairman’s award for $1,087 in 2001.

(7)	Consists of matching contributions under the Company’s 401(k) plan ($7,000 in 2003, $5,500 in 2002, and $5,250 in 2001) and life insurance premiums ($1,380 in 2003, $694 in 2002, and $304 in 2001).

(8)	Consists of matching contributions under the Company’s 401(k) plan ($7,000 in 2003) and life insurance premiums ($621 in 2003).

Option Grants in Fiscal 2003

The following table provides the specified information concerning grants of options to purchase the Company’s Common Stock made during the fiscal year ended December 31, 2003 to the Named Executive Officers:

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (5)
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year (3)	Exercise or Base Price Per Share ($/Sh)(4)	Expiration Date	5%($)	10%($)
Donald R. Sellers	105,000	(2)	12.2	5.83	04/04/13	$384,978	$975,609
Alfred R. Rudolph, M.D.	75,000	(1)	8.7	5.83	04/04/13	$274,984	$696,864
Richard A Waldron	75,000	(1)	8.7	5.83	04/04/13	$274,984	$696,864
Hans P. Schmid	40,000	(1)	4.7	5.83	04/04/13	$146,658	$371,661

(1)	The options vest with respect to 25% of the shares one year from the date of grant; thereafter, the remaining shares vest ratably on a monthly basis over three years. The options become fully exercisable without regard to vesting in the event the Company is not the surviving corporation in any merger or consolidation. The options have a ten-year term, but are subject to earlier termination in connection with termination of employment. Under the Company’s 1991 Stock Plan, 1992 Stock Plan and 1995 Equity Incentive Plan, the Board retains the discretion to modify the terms, including the price(s) of outstanding options. For additional information regarding options, see “COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.”

(2)	The options vest with respect to 25% of the shares one year from the date of grant; thereafter, the remaining shares vest ratably on a monthly basis over three years. The options become fully exercisable without regard to vesting in the event the Company is not the surviving corporation in any merger or consolidation. The options have a ten-year term, but are subject to earlier termination in connection with termination of employment. However, under the Fifth Amendment to Employment Agreement between the Company and Mr. Sellers, in the event Mr. Sellers’ employment relationship with the Company is terminated by the Company without cause or as a result of a material diminution of Mr. Sellers’ duties and responsibilities by the Company or as a result of Mr. Sellers’ death or disability, the Company is required, among other things, to (i) accelerate the vesting of all of Mr. Sellers’ outstanding stock options so they become fully vested, and (ii) extend the exercise period of such options for one year, for stock options granted to Mr. Sellers prior to November 30, 2003, and for two years, for stock options granted to Mr. Sellers subsequent to November 30, 2003, but not beyond the original terms of such options. For additional information regarding the Fifth Amendment to Employment Agreement, see “EXECUTIVE COMPENSATION AND OTHER MATTERS — Employment Contracts and Termination of Employment and Change-in-Control Arrangements.” Under the Company’s 1991 Stock Plan, 1992 Stock Plan and 1995 Equity Incentive Plan, the Board retains the discretion to modify the terms of these stock options, including the price(s) of outstanding options. For additional information regarding options, see “COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.”

(3)	Based on a total of 858,673 options granted to all employees during fiscal 2003.

(4)	All options were granted at an exercise price equal to the fair market value of the Company’s stock on April 4, 2003.

(5)	The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionee’s continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information with respect to stock options held by the Named Executive Officers as of December 31, 2003, and the value of in-the-money stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2003. There were no options exercised by the Named Executive Officers in 2003.

			NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FISCAL YEAR END		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT FISCAL YEAR END (1)
	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Donald R. Sellers	0	$0	1,332,538	212,916	$4,098,017	$244,208
Alfred R. Rudolph, M.D	0	$0	407,708	147,292	$1,194,123	$163,568
Richard A. Waldron	0	$0	216,146	198,854	$653,103	$361,647
Hans P. Schmid	0	$0	77,083	92,917	$165,958	$117,942

(1)	Based on the $6.78 per share closing price of the Company’s Common Stock as quoted on the NASDAQ National Market on December 31, 2003, less the aggregate exercise price.

No compensation was paid pursuant to a long-term incentive plan, as defined in Item 402(a)(7)(iii) of Regulation S-K, during fiscal 2003 to any Named Executive Officer. The Company does not have any defined benefit or actuarial plan under which benefits are determined primarily by final compensation or average final compensation and years of service with any of the Named Executive Officers.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company entered into an employment agreement with Mr. Sellers in February 1996 for a term of one year. Since the expiration of the initial term, the employment agreement was amended four times to extend the term of Mr. Sellers’ employment and to provide for a salary increase. Effective November 30, 2003, the Company and Mr. Sellers entered into a Fifth Amendment to Employment Agreement extending the employment agreement until November 2004. After that date, the employment agreement will automatically renew annually, unless the agreement is terminated by either the Company or Mr. Sellers upon 60 days’ notice. Under the Fifth Amendment to Employment Agreement, Mr. Sellers’ base salary for fiscal year 2004 was set at $500,000 with a cash bonus of up to 50% of base salary upon full achievement of specified goals agreed upon by the Company and Mr. Sellers. In addition, the Amendment provides for continued payment of cost-of-living assistance that Mr. Sellers has received since 1997, fixed at the 1997 rate. In the event Mr. Sellers’ employment relationship with the Company is terminated by the Company without cause or as a result of a material diminution of Mr. Sellers’ duties and responsibilities by the Company or as a result of Mr. Sellers’ death or disability, the Company is required to (1) pay Mr. Sellers a severance payment in one lump sum equal to two years of his then-current base salary and cost-of-living assistance, one year of Mr. Sellers’ annual car allowance and a cash incentive as if Mr. Sellers had continued employment through the end of the calendar year, pro-rated for the portion of the year prior to termination, (2) continue Mr. Sellers’ health-related benefits for a period of two years, and (3) accelerate the vesting of all of Mr. Sellers’ outstanding stock options so they become fully vested. In addition, pursuant to the original employment agreement, the exercise period of Mr. Seller’s stock options is extended in the event of such a termination from 90 days to (i) one year, for stock options granted to Mr. Sellers prior to November 30, 2003, and (ii) two years for stock options granted to Mr. Sellers subsequent to November 30, 2003, but not beyond the original terms of such options.

The Company entered into an offer letter regarding Dr. Rudolph’s employment in April 1997. The offer letter provided for Dr. Rudolph to receive an initial monthly base salary and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. The annual cash incentive is targeted at 40%, and can range from 0% to 150%, of Dr. Rudolph’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. Dr. Rudolph’s actual salary, bonuses and equity awards are reviewed and approved by the Compensation Committee. In the event the Company terminates Dr. Rudolph’s employment without cause, the Company is required to pay Dr. Rudolph a severance payment in accordance with the Company’s normal payroll policies equal to one month, up to a maximum of six months, of his then current annual salary for every two months he is employed by the Company. The Company also agreed to defray $30,000 per year of Dr. Rudolph’s housing expenses from 1997 to 1999, provided Dr. Rudolph is employed by the Company during such three-year period. The defrayal of housing expenses was increased to $36,000 in 2000 and was extended to December 2003.

The Company entered into an offer letter regarding Mr. Waldron’s employment in March 2001. The offer letter provided for Mr. Waldron to receive an initial monthly base salary and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. The annual cash incentive is targeted at 30%, and can range from 0% to 150%, of Mr. Waldron’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. Mr. Waldron’s actual salary, bonuses and equity awards are reviewed and approved by the Compensation Committee. In the event the Company terminates Mr. Waldron’s employment without cause, the Company is required to pay Mr. Waldron a severance payment in accordance with the Company’s normal payroll policies equal to one month, up to a maximum of six months, of his then current annual salary for every two months he is employed by the Company.

The Company entered into an offer letter regarding Mr. Schmid’s employment in May 2001. The offer letter provided for Mr. Schmid to receive an initial monthly base salary and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. The annual cash incentive is targeted at 30%, and can range from 0% to 150%, of Mr. Schmid’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. Mr. Schmid’s actual salary, bonuses and equity awards are reviewed and approved by the Compensation Committee. In the event the Company terminates Mr. Schmid’s employment without cause, the Company is required to pay Mr. Schmid a severance payment in accordance with the Company’s normal payroll policies equal to one month, up to a maximum of six months, of his then current salary for every two months he is employed by the Company.

In November 1999, the Company entered into a Change in Control Agreement with each of Mr. Sellers, the Company’s President and Chief Executive Officer, and Dr. Rudolph, the Company’s Chief Operating Officer. In April 2001, the Company entered into a Change in Control Agreement with Mr. Waldron, the Company’s Chief Financial Officer, and in April 2003, the Company entered into a Change in Control Agreement with Mr. Schmid, the Company’s Vice President of Finance, Administration and Business Development for SciClone Pharmaceuticals International Ltd. These agreements provide that if the respective executive officer is involuntarily terminated within one year following a change of control (as defined in such agreement), such executive officer will be entitled to severance pay equal to one hundred percent (100%) of his annual base salary as in effect at the time of such termination, and the immediate vesting of all unvested options. If the executive officer voluntarily resigns or is terminated for cause, the executive officer will not be entitled to any severance payment or acceleration of vesting of his unvested options.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed of Edwin C. Cadman, Jere E. Goyan and John D. Baxter. No interlocking relationships exist between any member of the Company’s Compensation Committee and any member of any other company’s board of directors or compensation committee.

Certain Relationships and Related Transactions

Since January 2003, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class of voting securities of the Company and members of such person’s immediate family had or will have a direct or indirect material interest, other than the transactions described in EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on the Company’s review of the forms furnished to it and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock were complied with during the fiscal year 2003.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain five compensation plans that provide for the issuance of the Company’s common stock to officers and other employees, directors and consultants. These consist of the 1991 Stock Plan, the 1992 Stock Plan, the 1995 Equity Incentive Plan, the 1995 Nonemployee Director Stock Option Plan and the 1996 Employee Stock Purchase Plan, which plans have all been approved by the Company’s stockholders. The Company does not currently maintain any compensation plans that have not been approved by the Company’s stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2003:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders:
1991 Stock Plan	1,356,495	$4.7996	0
1992 Stock Plan	87,000	$5.5199	0
1995 Equity Incentive Plan	3,512,723	$4.8358	992,243
1995 Nonemployee Director Stock Option Plan	577,500	$6.6239	165,000
1996 Employee Stock Purchase Plan			509,884	(1)
Total	5,533,718	$5.0243	1,667,127

(1)	1996 Employee Stock Purchase Plan is a voluntary plan open to all employees. This plan allows employees to elect payroll deductions which are used to purchase SciClone’s common stock directly from the Company at a discount.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is comprised of non-employee directors. Dr. Cadman and Dr. Goyan served as members of the Compensation Committee during the entirety of fiscal 2003 and, in December 2003, the Board of Directors appointed Dr. Baxter as an additional member to the Committee. The Compensation Committee is responsible for establishing and administering the Company’s policies governing annual compensation of the executive officers. The Committee reviews the performance and compensation levels for executive officers and approves base salary, annual cash incentives and long-term equity incentives for the Chief Executive Officer (CEO) and other executive officers. The Committee annually develops performance objectives for the (CEO) and evaluates the performance of the CEO in light of those objectives.

Compensation Policy

The overall objectives of the Company’s compensation policy are as follows: to (i) attract and retain executives of outstanding ability and potential; (ii) motivate these individuals to achieve corporate goals to enhance long-term stockholder value; (iii) link executive compensation and stockholder interests; and (iv) provide a compensation package that recognizes individual contributions as well as overall corporate results and is competitive with specialty pharmaceutical and biotechnology companies with which the Company competes for talent.

In the specialty pharmaceutical and biotechnology industries, traditional measures of corporate performance, such as earnings per share and sales growth, may not apply in reviewing the performance of executive officers. At the Company’s current stage of development, in evaluating and determining the compensation of the Company’s CEO and other executive officers, the Compensation Committee looks to other performance criteria, such as progress of the Company’s clinical and regulatory programs and commercialization and development activities, management of expenses, and the Company’s success in securing capital resources that are necessary for the Company to complete clinical, regulatory and commercialization programs and achieve product revenues. As a result, in many instances the Compensation Committee must make a subjective assessment of qualitative factors in assessing corporate performance. The Compensation Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather it considers a mix of factors and evaluates the CEO’s and each individual executive officer’s performance against that mix.

Compensation for individual executive officers is targeted to be comparable to compensation packages paid to executives of other pharmaceutical, specialty pharmaceutical and biotechnology companies of comparable or larger size with which the Company competes for talent. The Compensation Committee reviews from time to time independent survey data regarding compensation and benefits in the biopharmaceutical industry as well as compensation and benefits in a comparative group of publicly-held pharmaceutical, specialty pharmaceutical and biotechnology companies that represent a number of the Company’s most direct competitors for executive talent. The companies selected for comparison are specialty pharmaceutical and biotechnology firms with market capitalizations comparable to or larger than the Company’s, several of which companies are included in the Nasdaq Pharmaceutical/Biotechnology Index used in the Stock Performance Graph contained herein, as well as multi-national pharmaceutical companies that are often the source of appropriate management talent. The Compensation Committee believes that inclusion of companies with larger market capitalizations is necessary because the talent pool from which the Company recruits is composed largely of executives employed by such companies.

The key elements of the Company’s executive compensation program consist of base salary, annual cash incentives and long-term equity incentives.

Base Salary

Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the base salaries paid by companies generally in the comparative group described above. The Compensation Committee initially sets base salaries in the mid to upper range of base salaries at other companies in such comparative group. In certain cases, minimum base salaries are established by employment agreements between the Company and its executive officers. Using this general guideline, the Compensation Committee then considers other factors such as the individual’s contribution to achievement of corporate goals, the attainment of specific individual objectives and the assumption of new responsibilities. From year to year, the relative weight of the individual factors may differ from officer to officer, and can be expected to change over time in response to the Company’s development and the evolution of the biopharmaceutical industry.

Annual Cash Incentives

The Company’s annual cash incentives account for a significant percentage of each executive officer’s potential compensation. The Compensation Committee establishes annual cash incentive targets for executive officers based upon cash incentive programs of biopharmaceutical companies generally and companies in the comparative group described above. The Compensation Committee generally sets such targets in the mid range of cash incentives paid by other companies in such comparative group. The actual cash incentive award earned depends upon the attainment of corporate performance goals established for the year by the Compensation Committee as well as the attainment of individual performance objectives. Cash incentive awards are typically paid in the year following the year for which performance is evaluated. Corporate performance goals for 2003 included the following: (i) sufficient progress in the enrollment of the U.S. phase 3 hepatitis C clinical trials; (ii) secure financing to ensure funding for these clinical trials; and (iii) increase ZADAXIN sales revenue and improve cash flow from international sales. At year-end, the Compensation Committee reviewed the original plans and goals. The Compensation Committee determined and presented to the independent members of the Board of Directors that, due to the significant efforts and accomplishments of the Company’s executive officers, the original goals had been achieved. Based on their performance in 2003, each of the executive officers received their targeted annual cash incentive which represented between 35% and 50% of each executive officer’s base salary.

Long-Term Equity Incentives

The Company’s long-term equity incentives for executive officers currently consist of the Company’s 1991 and 1992 Stock Plans and the Company’s 1995 Equity Incentive Plan (collectively, the “Equity Plans”), pursuant to which the Company grants options and other rights to purchase shares of its Common Stock. If stockholder approval is obtained for Proposal No. 3, executive officers will be eligible to participate in the 2004 Stock Option Plan (for further information on the terms of the new stock option plan, see Proposal No. 3 “APPROVAL OF 2004 STOCK OPTION PLAN”). The Company can no longer grant options under the 1991 and 1992 Stock Plans, but the options outstanding under these plans are still exercisable. The objective of each of the Equity Plans is to advance the long-term interests of the Company and its stockholders and to complement incentives tied to annual performance. Stock options granted under the Equity Plans generally vest over a four-year period, providing incentive to create value for the Company’s stockholders over the long term since the full benefit of the compensation package cannot be realized unless the employee remains with the Company and stock price appreciation occurs over a number of years. The Compensation Committee has typically granted options to employees upon commencement of employment and has occasionally granted additional options following a significant change in job responsibility, scope or title or a particularly noteworthy corporate or individual achievement. During 2003, certain executive officers and employees were granted stock options based on their individual contribution to achievement of corporate performance goals.

CEO Compensation

In 2003, Mr. Sellers received a base salary of $432,000. In determining Mr. Sellers’ base salary, the Compensation Committee considered Mr. Sellers’ current compensation, his expected role with the Company, the scope of the Company’s operations, and data with respect to compensation levels at other specialty pharmaceutical and biotechnology companies. With respect to Mr. Sellers’ cash incentive, the Committee noted that Mr. Sellers’ 2003 goals were achieved or exceeded. Therefore, the Compensation Committee recommended the award to Mr. Sellers of a cash incentive for his performance in 2003, paid in 2004, resulting in a bonus equal to 50% of his base salary. The Committee also recommended an increase in Mr. Sellers’ salary. The stock option grants to Mr. Sellers in 2003, as in past years, were made with a view to the stock he already held and his achievement of certain objectives. The Board approved these recommendations. For additional information regarding CEO compensation, see “EXECUTIVE COMPENSATION AND OTHER MATTERS—Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

Special Deduction Limit

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the performance-based exception to the general rule. Income resulting from options granted under the 1995 Equity Incentive Plan should qualify as an exception. The Compensation Committee does not believe that other components of the Company’s compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying this compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Respectfully submitted by the Compensation Committee,

Edwin C. Cadman and Jere E. Goyan

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, Ernst & Young LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A. The Audit Committee reviews and reassesses at least annually the adequacy of the Charter.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has met with Ernst & Young LLP, with and without management present, to discuss the overall scope of Ernst & Young LLP’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting.

The Audit Committee has also received from Ernst & Young LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. In evaluating the auditors’ independence, the Audit Committee noted that Ernst & Young LLP did not provide any consulting services to the Company.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Respectfully submitted by the Audit Committee,

Dean S. Woodman, Jon S. Saxe and Rolf H. Henel

STOCK PERFORMANCE GRAPH

The following line graph compares the annual percentage change in (i) the cumulative total stockholder return on the Company’s Common Stock since December 31, 1998, with (ii) the cumulative total return on (a) The Nasdaq Stock Market (U.S. and Foreign Companies) and (b) the Nasdaq Pharmaceutical/ Biotechnology Index. The comparison assumes (i) an investment of $100 on December 31, 1998 in each of the foregoing indices and (ii) reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

	12/1998	12/1999	12/2000	12/2001	12/2002	12/2003
SciClone Pharmaceuticals, Inc.	100.0	576.5	376.5	282.4	299.3	638.1
Nasdaq Stock Market (U.S. & Foreign)	100.0	186.4	112.7	88.9	61.2	92.3
Nasdaq Pharmaceuticals Stocks SIC 2830–2839 U.S. & Foreign	100.0	188.6	235.2	200.5	129.5	189.8

YEAR 2005 STOCKHOLDER PROPOSALS

The Company welcomes comments or suggestions from its stockholders. Under the Company’s Bylaws, in order for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Company’s principal executive offices not less than 120 calendar days in advance of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

Proposals of stockholders intended to be presented at the Company’s 2005 Annual Meeting of Stockholders must be received by Richard A. Waldron, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, San Mateo, California 94404, no later than January 27, 2005, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company’s proxy statement for the meeting.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

It is important that the proxies be voted promptly and that your shares be represented. Please vote your shares at your earliest convenience by phone, via the internet or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors

RICHARD A. WALDRON
Chief Financial Officer and Secretary

San Mateo, California
April 16, 2004

APPENDIX A

SCICLONE PHARMACEUTICALS, INC.
AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

I. STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SciClone Pharmaceuticals, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to shareholders, any governmental body or to the public; the system of internal accounting and financial controls; risk management and the Company’s compliance with legal and regulatory requirements described herein. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company’s independent auditor, review the performance of the Company’s internal audit function, if any, and prepare any reports required of the Committee under rules of the Securities and Exchange Commission, Nasdaq, state securities regulators or other regulatory bodies.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The Committee’s primary duties and responsibilities are to:

•	Take appropriate actions to foster and enable quality financial reporting, sound business risk practices, and ethical behavior.

•	Retain the independent auditor, evaluate its independence, qualifications and performance, and to approve the terms of engagement for audit and non-audit services.

•	Review with management and the independent auditor, as appropriate, the Company’s financial reports and other financial information provided by the Company to shareholders, any governmental body or the public, and the Company’s compliance with legal and regulatory requirements.

•	Regularly communicate with the independent auditor, internal auditors, if any, and financial and senior management and regularly report to the Board.

•	Establish and observe complaint procedures regarding accounting, internal auditing controls and auditing matters.

•	Prepare the report of the Committee required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and, if appropriate, hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee will be provided with full access to all books, records, facilities and personnel of the Company as it determines necessary to carry out its duties. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of Nasdaq. In addition, the Committee shall not include any member who:

•	has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years, or

•	accepts any consulting, advisory, or other compensatory fee from the Company, directly or indirectly, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

•	is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of Nasdaq.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall meet the Nasdaq listing requirements for financial sophistication.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. The Committee shall recommend to the full Board a chairman by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management, internal auditors, if any, and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form or orally, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

A. Oversight of the Company’s Independent Auditor

To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate:

1.	Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, and any termination and replacement of such independent auditor. Each such independent auditor shall report directly to the Committee.

2.	Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.

3.	Evaluate annually the qualifications, performance and independence of the independent auditor.

4.	Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

5.	Approve in advance (a) the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and (b) approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such polices and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee’s responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.

6.	Meet with the independent auditor prior to the audit to discuss the scope, planning and staffing of the annual audit. Following completion, discuss with the independent auditor the results of the annual audit.

7.	Establish policies for the hiring of employees or former employees of the independent auditor that meet the rules and regulations of Nasdaq and the Securities and Exchange Commission.

8.	Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), any “management” or “internal control” letter or schedule of unadjusted differences issued or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company’s management.

9.	Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B. Review of Financial Reporting, Policies and Processes

To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements including their judgment about the quality, not just the acceptability, of accounting principles and the clarity of the disclosures. Review and discuss with management and the independent auditor any certification, report, opinion or review rendered by the independent auditor. Recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K.

3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Results of Operation” in the Company’s quarterly reports on Form 10-Q prior to the filing of such reports. Also, the Committee shall discuss the results of the independent auditor’s quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

4.	Review and approve earnings press releases and other financial information provided to analysts and rating agencies, including any “pro forma” or adjusted financial information.

5.	Maintain free and open communication between the Committee, independent auditor, the internal auditors, if any, and management of the Company. Periodically meet separately with management, with internal auditors, if any, and with the independent auditor to discuss any issues or concerns warranting Committee attention.

6.	Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

7.	Review with management its assertion on its assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), and review with the independent auditor the report on the assertion made by management. Consider whether any changes to the Internal Controls are appropriate in light of management’s assertion or the independent auditor’s report.

8.	Review with management its evaluation of the Company’s procedures and controls (“Disclosure Controls”) designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

9.	Review and discuss with management and the independent auditor any of the Company’s off-balance sheet transactions or structures, as well as any warranties or guaranties made by the Company, and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

10.	Review with management and the independent auditor the effect of material financial regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

11.	Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

C. Risk Management, Related Party Transactions, Legal Compliance and Ethics

To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.	Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2.	Review and approve all related-party transactions, other than those previously reviewed and approved by (i) an independent committee of the Board or, (ii) an independent majority of the Board, after reviewing each such transaction for potential conflicts of interests and other improprieties.

3.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.	Adopt a Code of Ethics for all employees and directors which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt or recommend as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

5.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

6.	Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

7.	Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company’s major financial risk exposures that could materially affect the Company’s financial results and the steps management has taken to monitor and control such exposures, including insurance policies, derivative instruments and any other instruments used for risk management.

8.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

9.	Develop, in coordination with the Board or with a nominating or corporate governance committee, an annual performance evaluation of the Committee, and review, reassess and self-evaluate the Committee’s performance on an annual or other regular basis.

10.	Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

11.	Review and reassess the Charter’s adequacy at least annually.

APPENDIX B

SCICLONE PHARMACEUTICALS, INC.

2004 STOCK OPTION PLAN

                    1.       Establishment, Purpose and Term of Plan.

                              1.1     Establishment.  The SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan (the “Plan”) is established effective as of _____________, 2004, the date on which it is approved by the stockholders of the Company (the “Effective Date”).

                              1.2     Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

                              1.3     Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.  However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date.

                    2.       Definitions and Construction.

                              2.1      Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

                                        (a)     “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities.  For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

                                        (b)     “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

                                        (c)     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                                        (d)     “Committee” means the compensation committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                                        (e)     “Company” means SciClone Pharmaceuticals, Inc., a Delaware corporation, or any successor corporation thereto.

                                        (f)     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

                                        (g)     “Director” means a member of the Board or of the board of directors of any other Participating Company.

                                        (h)     “Disability” means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                                        (i)     “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

                                        (j)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                        (k)     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                                                  (i)     If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                                                  (ii)     If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                        (l)     “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                                        (m)     “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                                        (n)     “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                                        (o)     “Officer” means any person designated by the Board as an officer of the Company.

                                        (p)     “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                                        (q)     “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.  An Option Agreement may consist of a form of “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

                                        (r)     “Optionee” means a person who has been granted one or more Options.

                                        (s)     “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

                                        (t)     “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

                                        (u)     “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

                                        (v)     “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                                        (w)     “Section 162(m)” means Section 162(m) of the Code.

                                        (x)     “Securities Act” means the Securities Act of 1933, as amended.

                                        (y)     “Service” means an Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  An Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service.  Furthermore, an Optionee’s Service shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement.  An Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether an Optionee’s Service has terminated and the effective date of such termination.

                                        (z)     “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                                        (aa)   “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

                                        (bb)   “Ten Percent Stockholder” means a person who, at the time an Option is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

                              2.2     Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

                    3.       Administration.

                              3.1     Administration by the Board.  The Plan shall be administered by the Board.  All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

                              3.2     Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.  The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Options, without further approval of the Board or the Committee, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Options shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (ii) the exercise price per share of each Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Option shall be subject to the terms and conditions of the appropriate standard form of Stock Option Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

                              3.3     Powers of the Board.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

                                        (a)     to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                                        (b)     to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

                                        (c)     to determine the Fair Market Value of shares of Stock or other property;

                                        (d)     to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                                        (e)     to approve one or more forms of Option Agreement;

                                        (f)     to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                                        (g)     to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

                                        (h)     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                                        (i)     to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

                              3.4     Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

                              3.5     Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code, the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

                              3.6     Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

                    4.       Shares Subject to Plan.

                              4.1     Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million five hundred thousand (2,500,000).  Shares issuable under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  If an outstanding Option for any reason expires or is terminated or canceled without having been exercised in full, the shares of Stock allocable to the unexercised portion of such Option shall again be available for issuance under the Plan.  However, except as adjusted pursuant to Section 4.2, in no event shall more than two million five hundred thousand (2,500,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Issuance Limit”).  Shares of Stock shall not be deemed to have been issued pursuant to the Plan to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 9.2.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

                              4.2     Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, in the Section 162(m) Grant Limit set forth in Section 5.4 and in the exercise price per share of any outstanding Options in order to prevent dilution or enlargement of Optionees’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.  Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

                    5.       Eligibility and Option Limitations.

                              5.1     Persons Eligible for Options.  Options may be granted only to Employees, Consultants and Directors.  For purposes of the foregoing sentence, “Employees,”“Consultants”and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Option shall vest, become exercisable or be issued prior to the date on which such person commences Service.

                              5.2     Participation.  Options are granted solely at the discretion of the Board.  Eligible persons may be granted more than one (1) Option.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

                              5.3     Incentive Stock Option Limitations.

                                        (a)     Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.  An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

                                        (b)     Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5.3(b), options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a different limitation from that set forth in this Section 5.3(b), such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3(b), the Optionee may designate which portion of such Option the Optionee is exercising.  In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Separate certificates representing each such portion shall be issued upon the exercise of the Option.

                              5.4     Section 162(m) Grant Limit.  Subject to adjustment as provided in Section 4.2, at any such time as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than one million two hundred fifty thousand (1,250,000) shares (the “Section 162(m) Grant Limit”).

                    6.     Terms and Conditions of Options.

          Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement.  Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                              6.1     Exercise Price.  The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                              6.2     Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option.  Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

                              6.3     Payment of Exercise Price.

                                        (a)     Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof.  The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                                        (b)     Limitations on Forms of Consideration.

                                                  (i)      Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                                                  (ii)     Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more

Optionees specified by the Company notwithstanding that such program or procedures may be available to other Optionees.

                              6.4     Effect of Termination of Service.

                                        (a)     Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.4 and thereafter shall terminate:

                                                  (i)      Disability.  If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

                                                  (ii)     Death.  If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.  The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Optionee’s termination of Service.

                                                  (iii)    Other Termination of Service.  If the Optionee’s Service terminates for any reason, other than Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

                                        (b)     Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                                        (c)     Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

                              6.5     Transferability of Options.  During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative.  No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

                    7.       Standard Forms of Option Agreement.

                              7.1     Option Agreement.  Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

                              7.2     Authority to Vary Terms.  The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

                    8.       Change in Control.

                              8.1     Definitions.

                                        (a)     An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                                        (b)     A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                              8.2     Effect of Change in Control on Options.

                                        (a)     Accelerated Vesting.  Notwithstanding any other provision of the Plan to the contrary, the Board, in its sole discretion, may provide in any Option Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and shares acquired upon the exercise of such Options.

                                        (b)     Assumption or Substitution of Options.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Optionee, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiror’s stock.  Any Options which are not assumed by the Acquiror in connection with the Change in Control shall, to the extent not exercised as of the date of the Change in Control, terminate and cease to be outstanding effective as of the date of the Change in Control.  Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.  For the purposes of this Section 8.2(b), an Option shall be considered assumed if, for every share of Stock subject thereto immediately prior to the Change in Control, the Optionee has the right, following the Change in Control, to acquire in accordance with the terms and conditions of the assumed Option the consideration (whether stock, cash or other securities or property) received in the Change in Control transaction by holders of shares of Stock for each share held immediately prior to such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Change in Control transaction was not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be acquired to be solely common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock in the Change in Control transaction.

                                        (c)     Cash-Out of Options.  The Board may, in its sole discretion and without the consent of any Optionee, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the “Spread”).  In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Optionees in respect of their canceled Options as soon as practicable following the date of the Change in Control.

                    9.       Tax Withholding.

                              9.1     Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Option or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

                              9.2     Withholding in Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to an Optionee upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

                    10.     Compliance with Securities Law.

          The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities.  Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                    11.     Termination or Amendment of Plan.

          The Board may terminate or amend the Plan at any time.  However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule.  No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board.  In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

                    12.     Miscellaneous Provisions.

                              12.1     Provision of Information.  Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

                              12.2     Rights as Employee or Consultant.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Optionee, or, having been so selected, to be selected again as a Optionee.  Nothing in the Plan or any Option granted under the Plan shall confer on any Optionee a right to remain an Employee or Consultant, or interfere with or limit in any way any right of a Participating Company to terminate the Optionee’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Option under the Plan, that Option shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

                              12.3     Rights as a Stockholder.  An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

                              12.4     Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of any Option.

                              12.5     Beneficiary Designation.  Subject to local laws and procedures, each Optionee may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Optionee is entitled in the event of such Optionee’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Optionee, shall be in a form prescribed by the Company, and will be effective only when filed by the Optionee in writing with the Company during the Optionee’s lifetime.  If a married Optionee designates a beneficiary other than the Optionee’s spouse, the effectiveness of such designation may be subject to the consent of the Optionee’s spouse.  If a Optionee dies without an effective designation of a beneficiary who is living at the time of the Optionee’s death, the Company will pay any remaining unpaid benefits to the Optionee’s legal representative.

APPENDIX C

SCICLONE PHARMACEUTICALS, INC.
2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

                    1.       Establishment, Purpose and Term of Plan.

                              1.1     Establishment.  The SciClone Pharmaceuticals, Inc. 2004 Outside Directors Stock Option Plan (the “Plan”) is established effective as of ___________, 2004, the date on which it is approved by the stockholders of the Company (the “Effective Date”).

                              1.2     Purpose.  The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by motivating such persons to contribute to the growth and profitability of the Company.

                              1.3     Term of Plan.  The Plan shall continue in effect until terminated by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

                    2.       Definitions and Construction.

                              2.1     Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

                                        (a)     “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

                                        (b)     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                                        (c)     “Committee” means the compensation committee or other committee of one or members of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                                        (d)     “Company” means SciClone Pharmaceuticals, Inc. a Delaware corporation, or any successor corporation thereto.

                                        (e)     “Director” means a member of the Board or of the board of directors of any other Participating Company.

                                        (f)     “Disability” means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                                        (g)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                        (h)     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                                                  (i)     If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the closing bid price of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                                                  (ii)     If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                        (i)     “Non-Employee Director” means a Director who (i) is not a current employee or officer of the Company or any Parent Corporation or Subsidiary Corporation; (ii) does not receive compensation, either directly or indirectly, from the Company or any Parent Corporation or Subsidiary Corporation for services rendered as a consultant or in any capacity other than as a Director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K under the Securities Act (“Regulation S-K”); (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

                                        (j)     “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.  Each Option shall be a nonstatutory stock option; that is, an option not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

                                        (k)     “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                                        (l)      “Optionee” means a person who has been granted one or more Options.

                                        (m)    “Outside Director” means a Director who is not an employee of the Company or of any Parent Corporation or Subsidiary Corporation.

                                        (n)     “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

                                        (o)     “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                                        (p)     “Securities Act” means the Securities Act of 1933, as amended.

                                        (q)     “Service” means an Optionee’s service with the Company as a Director.  An Optionee’s Service shall be deemed to have terminated if the Optionee ceases to be a Director, even if the Optionee continues to render service to the Company in a capacity other than as a Director or commences rendering service to a Parent Corporation or Subsidiary Corporation.  An Optionee’s Service shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company.  Unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement evidencing such Option, an approved leave of absence shall be treated as Service for purposes of determining vesting under the Option.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

                                        (r)     “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                                        (s)     “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

                              2.2     Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

                    3.       Administration.

                              3.1     Administration by the Board.  The Plan shall be administered by the Board.  All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.  At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.  For this purpose, the Board may delegate authority to administer the Plan to a Committee composed solely of two or more Non-Employee Directors.

                              3.2     Authority of Officers.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                              3.3     Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

                    4.       Shares Subject to Plan.

                              4.1     Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four hundred sixty five thousand (465,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  Shares issuable under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  If an outstanding Option for any reason expires or is terminated or canceled without having been exercised in full, the shares of Stock allocable to the unexercised portion of such Option shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 6.5.

                              4.2     Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options in order to prevent dilution or enlargement of Optionees’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.  Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

                    5.       Eligibility.

                              Options shall be granted only to those persons who, at the time of grant, are serving as Outside Directors.

                    6.       Terms and Conditions of Options.

                              Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish.  Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                              6.1     Automatic Grant.  Subject to the execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                                        (a)     Initial Option.  Each person who first becomes an Outside Director on or after the Effective Date shall be granted on the date such person first becomes an Outside Director an Option to purchase fifty thousand (50,000) shares of Stock (an “Initial Option”).

                                        (b)     Annual Option.  Each Outside Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”) immediately following which such person remains an Outside Director an Option to purchase thirty thousand (30,000) shares of Stock (an “Annual Option”); provided, however, that an Outside Director granted an Initial Option within the prior one year period immediately preceding the date of an Annual Meeting shall be granted an option to purchase that number of shares subject to an Annual Option multiplied by a fraction, the numerator of which is the number of full months which have lapsed since the date of appointment as an Outside Director, and the denominator of which is twelve (12).

                                        (c)     Right to Decline Option.  Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted.  A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option.  A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

                              6.2     Exercise Price.  The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date of grant of the Option.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                              6.3     Exercisability and Term of Options.  Except as otherwise provided in the Plan or in the Option Agreement evidencing an Option and provided that the Optionee’s Service has not terminated prior to the relevant date, each Option shall vest and become exercisable as follows:

                                        (a)     Initial Option.  The Initial Option shall vest and become exercisable with respect to one-third (1/3) of the shares initially subject thereto on the first anniversary of the date of grant, an additional one third (1/3) of the shares initially subject thereto shall vest and become exercisable on the second anniversary of the date of grant, and the remainder shall vest and become exercisable on the third anniversary of the date of grant.

                                        (b)     Annual Option:  The Annual Option shall vest and become exercisable with respect to one-twelfth (1/12) of the shares initially subject thereto for each full month of the Optionee’s continuous Service from the date of grant until the Option is fully vested.

                                        (c)     Term of Option.  Unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing an Option, each Option shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Option.

                              6.4     Payment of Exercise Price.

                                        (a)     Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), or (iv) by any combination thereof.

                                        (b)     Limitations on Forms of Consideration.

                                                  (i)       Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                                                  (ii)     Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                              6.5     Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option or the shares acquired upon the exercise thereof.  Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, by cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option or the shares acquired upon the exercise thereof.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company shall have no obligation to deliver shares of Stock until the Company’s tax withholding obligations have been satisfied by the Optionee.

                              6.6     Effect of Termination of Service.

                                        (a)     Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

                                                  (i)       Disability. If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

                                                  (ii)     Death.  If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.  The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service.

                                                  (iii)    Other Termination of Service.  If the Optionee’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

                                        (b)     Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 9 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                                        (c)     Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

                              6.7     Transferability of Options.  During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative.  No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

                    7.       Standard Forms of Option Agreement.

                              7.1     Option Agreement.  Each Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

                              7.2     Authority to Vary Terms.  The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.  Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company’s right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee’s Service is terminated for any reason.

                    8.       Effect of Change in Control.

                              8.1     Definitions.

                                        (a)     An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                                        (b)     A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                              8.2     Effect of Change in Control on Options.  In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control.  The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control.  In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiror”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiror’s stock.  Any Options which are neither assumed or substituted for by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.  Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.  For the purposes of this Section 8.2, an Option shall be considered assumed if, for every share of Stock subject thereto immediately prior to the Change in Control, the Optionee has the right, following the Change in Control, to acquire in accordance with the terms and conditions of the assumed Option the consideration (whether stock, cash or other securities or property) received in the Change in Control transaction by holders of shares of Stock for each share held immediately prior to such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Change in Control transaction was not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be acquired to be solely common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock in the Change in Control transaction.

                    9.       Compliance with Securities Law.

                              The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities.  Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                    10.     Termination or Amendment of Plan.

                              The Board may terminate or amend the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no material change in the class of persons eligible to receive Options, and (c) no material change in the amount, timing or exercise price formula of automatic grants of Options pursuant to Section 6.1 above.  No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board.  In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee.

                    11.     Miscellaneous Provisions.

                              11.1     Provision of Information.  Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

                              11.2     Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of any Option.

                              11.3     Beneficiary Designation.  Each Optionee may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Optionee is entitled in the event of such Optionee’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Optionee, shall be in a form prescribed by the Company, and will be effective only when filed by the Optionee in writing with the Company during the Optionee’s lifetime.  If a married Optionee designates a beneficiary other than the Optionee’s spouse, the effectiveness of such designation shall be subject to the consent of the Optionee’s spouse.

                              11.4     Rights as a Stockholder.  An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2 or another provision of the Plan.

A vote FOR the following proposals is recommended by the Board of Directors:						Please Mark Here for Address Change or Comments	☐
						SEE REVERSE SIDE

		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below			FOR	AGAINST	ABSTAIN
1.	To elect the following seven (7) directors of the Company:	☐	☐	2.	To approve and ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending December 31, 2004.	☐	☐	☐

	01 Jere E. Goyan, Ph.D.,
	02 Donald R. Sellers,					FOR	AGAINST	ABSTAIN
	03 John D. Baxter, M.D.,			3.	To approve and ratify the adoption of the Company’s 2004 Stock Option Plan.	☐	☐	☐
	04 Edwin C. Cadman, M.D.,
	05 Rolf H. Henel,					FOR	AGAINST	ABSTAIN
	06 Jon S. Saxe and			4.	To approve and ratify the adoption of the Company’s 2004 Outside Directors Stock Option Plan.	☐	☐	☐
	07 Dean S. Woodman

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above.)					MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐

					Dated:			, 2004

						Signature

						Signature if held jointly

Please sign here exactly as your name(s) appears on your stock certificate. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity. Please date the proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE THIS PROXY SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

 FOLD AND DETACH HERE 

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/scln	OR	Telephone 1-800-435-6710	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

D-1

SCICLONE PHARMACEUTICALS, INC.

Proxy for the Annual Meeting of Stockholders To be held on May 26, 2004 Solicited by the Board of Directors

          The undersigned hereby appoints Donald R. Sellers and Richard A. Waldron, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in SciClone Pharmaceuticals, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza Hotel, at 1221 Chess Drive, Foster City, California 94404 on Wednesday, May 26, 2004, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s 2003 Annual Report to Stockholders.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE		SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 

D-2